Exhibit 21.1

LIST OF SUBSIDIARIES

KBR, INC.
Subsidiaries of Registrant as of December 31, 2022

NAME OF COMPANY	COUNTRY OF INCORPORATION

Affinity Capital Works Limited	United Kingdom

Affinity Flying Services Limited	United Kingdom

Affinity Flying Training Services Limited	United Kingdom

Alcyon Technical Services (ATS) JV, LLC	United States

AOC International Limited	United Kingdom

AOC Nigeria Limited	Nigeria

Asesoria Gerencial de Recursos Humanos, S. de R.L. de C. V.	Mexico

Aspire Defence Capital Works JV	United Kingdom

Aspire Defence Finance PLC	United Kingdom

Aspire Defence Holdings Limited	United Kingdom

Aspire Defence Limited	United Kingdom

Aspire Defence Services JV	United Kingdom

Aspire Defence Services Limited	United Kingdom

Åström Logistics AB	Sweden

B7JV (Nigeria) Limited	Nigeria

B7JV (UK) Limited.	United Kingdom

BE&K de Mexico, S.A. de C.V.	Mexico

BE&K, Inc.	United States

BE&KGIFFELS	United States

BetterKonnected Joint Venture	Australia

Bonny 7 Project Management Company Limited	United Kingdom

Bonny 7 Project Nigeria Limited	Nigeria

Bristol Management Centre Limited	United Kingdom

Brown & Root Highlands Fabricators Limited	United Kingdom

Brown & Root Industrial Services Canada Corporation	Canada

Brown & Root Industrial Services De Mexico	Mexico

Brown & Root Industrial Services Holdings, LLC	United States

Brown & Root Industrial Services Puerto Rico C.R.L.	Puerto Rico

Brown & Root Industrial Services, LLC	United States

Catalyst Systems & Training Solutions Pty Ltd	Australia

CCC Cayman, Ltd.	Cayman Islands

NAME OF COMPANY	COUNTRY OF INCORPORATION

Covalent Vision LLC	United States

Dependable Global Solutions, LLC	United States

Eitec LTD	United Kingdom

Fasttrax Holdings Limited	United Kingdom

Fasttrax Limited	United Kingdom

Frazer-Nash Australia PTY LTD	Australia

Frazer-Nash Consultancy Limited	United Kingdom

Frazer-Nash Consultancy LLC	United States

FTX Logistics Limited	United Kingdom

Granherne Limited	United Kingdom

Harmonic Consulting Limited	United Kingdom

Harmonic Limited	United Kingdom

Howard Humphreys & Partners Limited	United Kingdom

Howard Humphreys (Kenya) Limited	Kenya

Insulation Material Distributors, LLC	United States

Jazan	Saudi Arabia

JGC-KBR Venture (In Salah Project)	Cayman Islands

KBR-Aurecon Joint Venture	Australia

KBR (Aspire Construction Ventures) Holdings Ltd	United Kingdom

KBR (Aspire Construction Ventures) Holdings No 2 Ltd	United Kingdom

KBR (Aspire Construction Ventures) Ltd	United Kingdom

KBR (Aspire Construction) Holdings Limited	United Kingdom

KBR (Aspire Construction) Holdings No.2 Limited	United Kingdom

KBR (Aspire Construction) Limited	United Kingdom

KBR (Aspire Services Ventures) Holdings Ltd	United Kingdom

KBR (Aspire Services Ventures) Holdings No.2 Ltd	United Kingdom

KBR (Aspire Services Ventures) Ltd	United Kingdom

KBR (Aspire Services) Holdings Limited	United Kingdom

KBR (Aspire Services) Holdings No.2 Limited	United Kingdom

KBR (Aspire Services) Limited	United Kingdom

KBR (I) Limited	United Kingdom

KBR (U.K.) Investments Limited	United Kingdom

KBR Abr al Bihar General Services, Trade and General Contracting, LLC	Iraq

KBR Al-Yusr Limited Company	Saudi Arabia

KBR and Arup Joint Venture	Australia

KBR Arabia Limited	Saudi Arabia

KBR Australia Pty Ltd	Australia

KBR Canada Ltd	Canada

NAME OF COMPANY	COUNTRY OF INCORPORATION

KBR Charitable Foundation, Inc.	United States

KBR Construction Company, LLC	United States

KBR E&C Australia Pty Ltd	Australia
Western Australia
KBR Ecoplanning Oy	Finland

KBR Employment Services Limited	United Kingdom

KBR Engineering Company, LLC	United States

KBR Engineering of North Carolina, Inc.	United States

KBR for Consultancy and Project Management WLL	Kuwait

KBR General Partner Limited	United Kingdom

KBR Gerenciamento de Projectos e Servicos de Estudos Industriais Conceituais Basicos E De.	Brazil

KBR Group Holdings, LLC	United States

KBR Gulf Services Solutions W.L.L.	Qatar

KBR Holdings Pty Ltd	Australia

KBR Holdings, LLC	United States

KBR Industrial Canada Co.	Canada

KBR Investments Limited	United Kingdom

KBR Jacobs JV (Kingsford Smith Drive Upgrade Project)	Australia

KBR Jersey Limited	Jersey

KBR Monterrey S.A. de C.V.	Mexico

KBR Oil and Gas Services Limited	Nigeria

KBR Overseas, Inc.	United States

KBR PNG Limited	Papua New Guinea

KBR Poland Spolka z.o.o.	Poland

KBR Property Holdings LP	United Kingdom

KBR Services, LLC	United States

KBR Services, S.A.R.L.	Djibouti

KBR SMEC Mott MacDonald Design JV (KMS JV) (North West Rail Link (NWRL))	Australia

KBR Technical Services, Inc.	United States

KBR USA LLC	United States

KBR WABI LTD.	Canada

KBR Wyle Services, LLC	United States

KBR, Inc.	United States

KBR/JGC Joint Venture (Natural Gas Alliance Agreement)	United States

KBR-Aurecon JV-SA Water	Australia

KBR-Aurecon JV-Water Sec	Australia

KBR-Aurecon Yarra Valley Water	Australia

KBR-NIPI Limited Liability Partnership	Kazakhstan

NAME OF COMPANY	COUNTRY OF INCORPORATION

KBS Maritime Limited	United Kingdom

Kellogg (Malaysia) Sdn. Bhd.	Malaysia

Kellogg Brown & Root (Greenford) Limited	United Kingdom

Kellogg Brown & Root (Norway) AS	Norway

Kellogg Brown & Root (Services) Limited	United Kingdom

Kellogg Brown & Root (U.K.) Limited	United Kingdom

Kellogg Brown & Root Asia Pacific Pte Ltd	Singapore

Kellogg Brown & Root Consultancy (Malaysia) Sdn Bhd	Malaysia

Kellogg Brown & Root Engineering & Construction India Private Limited	India

Kellogg Brown & Root Engineering Consultancy LLC	Oman

Kellogg Brown & Root Engineering Corporation	United States

Kellogg Brown & Root Eurasia Limited	Russian Federation

Kellogg Brown & Root GmbH	Germany

Kellogg Brown & Root Group Limited	United Kingdom

Kellogg Brown & Root Healthcare Trustee Limited	United Kingdom

Kellogg Brown & Root Holding B.V.	Netherlands

Kellogg Brown & Root Holdings (U.K.) Limited	United Kingdom

Kellogg Brown & Root Holdings Limited	United Kingdom

Kellogg Brown & Root International (MWK) Limited	United Kingdom

Kellogg Brown & Root International Group Limited	United Kingdom

Kellogg Brown & Root International, Inc.	United States

Kellogg Brown & Root International, Inc.	Panama

Kellogg Brown & Root Investment Holdings Limited	United Kingdom

Kellogg Brown & Root Limited	United Kingdom

Kellogg Brown & Root Limited-Azmi Abdullatif Abdulhadi and Abdullah Mahana Al-Moiabed Professional Company	Saudi Arabia

Kellogg Brown & Root LLC	United States

Kellogg Brown & Root Nigeria Limited	Nigeria

Kellogg Brown & Root Overseas Limited	United Kingdom

Kellogg Brown & Root Overseas Projects Limited	United Kingdom

Kellogg Brown & Root Projects Limited	United Kingdom

Kellogg Brown & Root Pty Ltd	Australia

Kellogg Brown & Root Pty Ltd - North West Program Alliance	Australia

Kellogg Brown & Root Pty Ltd - WaterSecure	Australia

Kellogg Brown & Root Saudi Ltd. Co.	Saudi Arabia

Kellogg Brown & Root Services B.V.	Netherlands

Kellogg Brown & Root Services International, Inc.	United States

Kellogg Brown & Root Services LLC	Oman

NAME OF COMPANY	COUNTRY OF INCORPORATION
Kellogg Brown & Root Sustainable Technology Solutions Limited	United Kingdom

Kellogg Brown & Root Technology (Beijing) Co. Ltd	China

Kellogg Brown & Root Trustees Limited	United Kingdom

Kellogg Energy Services Nigeria Limited	Nigeria

Kellogg France, S.A.	France

Kellogg Joint Venture - Gorgon Pjt	Australia

Labor Support Services Limited	Cayman Islands

Laurel Financial Services B.V.	Netherlands

Mangrove Gas Netherlands B.V.	Netherlands

Mantenimiento Marino de Mexico, S. de R.L. de C.V.	Mexico

MMM-SS Holdings, LLC	United States

Overseas Supply Services Limited	United Kingdom

Plinke GmbH	Germany

PT KBR Indonesia	Indonesia

PT Roberts Schaefer Soros Indonesia	Indonesia

R and S Engineering (India) Private Limited	India

Semi Sub Services B.V.	Netherlands

Servicios Tecnicos Brown & Root, S.A.	Panama

Shepparton Corridor Upgrade Alliance	Australia

Sigma Bravo Pty Ltd	Australia

Southern Gas Constructors Limited	Nigeria

Systra- KBR Joint Venture	Australia

Technical Staffing Resources Limited	United Kingdom

Technical Staffing Resources, LLC	United States

TSKJ II Construcoes Internacionais Sociedade Unipessoal Limitada	Portugal

VIMA Bristol Limited	United Kingdom

VIMA Consultancy Limited	United Kingdom

VIMA Group Consultancy Limited	United Kingdom

VIMA Group Holdings Limited	United Kingdom

VIMA Group Services Limited	United Kingdom

Vinnell Brown & Root LLC	United States

Worthington-Simpson Limited	United Kingdom

Wyle Inc.	United States

Wyle Laboratories GmbH	Germany

ZAO KBR East	Russia

*    KBR, Inc. maintains over 100 subsidiaries. Set forth above are the names of certain controlled subsidiaries, at least 50% owned, directly or indirectly, of KBR, Inc. as of December 31, 2022. The names of certain subsidiaries have been omitted from this Exhibit 21.1 in accordance with applicable rules. The omitted subsidiaries, considered in the aggregate as a single subsidiary, did not constitute a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X) at December 31, 2022.